Leasing Activities	12 Months Ended
Dec. 02, 2012
Leasing Activities
Leasing Activities

Note 22: Leasing Activities

        In connection with the exit of the manufacturing operations in Brazil, the Company entered into a lease arrangement for its former manufacturing facility and related equipment. The leased assets have a cost basis and carrying value of $5.0 million and $1.9 million, respectively as of December 2, 2012.

        The following is a schedule of minimum future rental income at December 2, 2012 (in thousands):

Fiscal Year
2013	$886
2014	886
2015	886
2016	886
2017	886
Thereafter	4,539

$8,969

        The provisions of this lease include an option to purchase the manufacturing facility and related equipment for a total of $15.0 million, net of lease payments received.